SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: November 13, 1998

--------------------------------------------------------------------------------
                               HAGLER BAILLY, INC.
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                                   54-1759180
                      (IRS Employer Identification Number)




              1530 Wilson Boulevard, Suite 400, Arlington, VA 22209
               (Address of principal executive offices)(Zip Code)



                                  703-351-0300
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On September 14, 1998, Hagler Bailly, Inc. (the "Company") filed a Current Report on Form 8-K relating to the merger of its wholly-owned subsidiary, PHB Acquisition Corp. ("Merger Sub"), with and into Putnam Hayes & Bartlett, Inc. ("PHB") pursuant to the Plan and Agreement of Merger dated June 11, 1998 by and among the Company, Merger Sub and PHB (the "Merger Agreement"). In this Current Report on Form 8-K, the Company is providing the required financial statements and pro forma financial information. In addition, the Company is providing optional pro-forma financial information (under item 5).

ITEM 5. OTHER EVENTS.

     The Company is providing certain selected optional unaudited pro-forma combined financial information with respect to the Company and PHB. These optional statements display quarterly pro forma statement of operations for the fiscal year 1997 and the first two quarters of fiscal year 1998. This financial information should be read in conjunction with the consolidated financial data and pro forma combined consolidated financial data and notes thereto included in this Current Report 8-K or incorporated by reference in this filing.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND OPTIONAL PROFORMA INFORMATION.

(A) Financial Statements of Businesses Acquired

1. The audited financial statements of PHB as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996 and 1995 have been previously filed with the Securities and Exchange Commission as part of the Company's definitive proxy statement filed on July 24, 1998.

2. The following Condensed Consolidated Financial Statements of PHB are attached:

          Condensed Consolidated Balance Sheet as of June 30, 1998 (unaudited)

          Condensed Consolidated Statement of Operations for the six months ended June 30, 1998 and 1997 (unaudited)

          Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 1998 and 1997 (unaudited)

          Notes to the June 30, 1998 Condensed Consolidated Financial Statements (unaudited)



(B) Pro Forma Financial Information


1.   The unaudited Pro Forma Condensed Combined Balance Sheet as of
     March 31, 1998 and the unaudited Pro Forma Condensed Combined Statements of Income for the three months ended March 31, 1998 and 1997 and for the years ended December 31, 1997, 1996 and 1995, have been previously filed with the Securities and Exchange
     Commission as part of the Company's definitive proxy statement filed July 24, 1998.

2. The following unaudited Pro Forma Condensed Combined Financial Statements are attached:

          Pro Forma Condensed Combined Balance Sheet as of
          June 30, 1998 (unaudited)

          Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 1998 and 1997 (unaudited)

          Notes to Pro Forma Condensed Combined Financial Statements (unaudited)




Item 7. (A) Financial Statements of Business Acquired (PHB)

Basis of Presentation

     The following Consolidated Financial Statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") and, in management's opinion, include all adjustments necessary for a fair statement of results for such interim periods. Certain information and note disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to SEC rules or regulations; however, the Company believes that the disclosures made are adequate to make the information presented not misleading.

     The interim results for the six-month periods ended June 30, 1998 and 1997 are not necessarily indicative of results for the full year. It is suggested that these consolidated financial statements be read in conjunction with consolidated financial statements and notes of PHB thereto included in the Company's definitive proxy statement filed July 24, 1998.




                                            Putnam, Hayes & Bartlett, Inc. and Subsidiaries
                                                Consolidated Balance Sheet (unaudited)

                                                                                           June 30,
                                                                                             1998
                                                                                      -------------------
           Assets

           Current assets:
              Cash and cash equivalents...............................................  $    1,895,556
              Accounts receivable, net................................................      22,561,665
              Prepaid expenses........................................................       1,278,626
                                                                                      -------------------
           Total current assets.......................................................      25,735,847
           Property and equipment, net ...............................................       2,988,716
           Other assets ..............................................................         299,091
                                                                                      -------------------
           Total assets...............................................................  $   29,023,654
                                                                                      ===================

           Liabilities and stockholders' equity

           Current liabilities:
              Accounts payable and accrued expenses...................................  $    2,826,660
              Accrued compensation and benefits.......................................       9,338,716
              Billings in excess of cost..............................................       1,932,219
              Current portion of long-term debt ......................................         146,950
              Deferred income taxes ..................................................         938,049
                                                                                      -------------------
           Total current liabilities..................................................      15,182,594
           Long-term debt, net of current portion ....................................         274,096
           Deferred rent..............................................................       1,151,960
           Deferred income taxes......................................................       1,753,589
           Deferred compensation......................................................       3,650,820
                                                                                      -------------------
           Total liabilities..........................................................      22,013,059

           Stockholders' equity :
                  Common stock, $0.01 par value, 8,000,000 shares authorized,
                    5,620,000 issued at June 30, 1998.................................          56,200
                Additional capital....................................................      15,918,487
                Subscriptions received for common stock...............................       (189,600)
                Retained deficit......................................................     (8,377,635)
                Foreign currency translation..........................................        (27,932)
                Less cost of shares held in treasury, 687,500 shares at June 30, 1998.       (368,925)

                                                                                      -------------------
           Total stockholders' equity.................................................       7,010,595
                                                                                      -------------------
           Total liabilities and stockholders' equity.................................  $   29,023,654
                                                                                      ===================
                                            See accompanying notes to financial statements





                                            Putnam, Hayes & Bartlett, Inc. and Subsidiaries
                                           Consolidated Statements of Operations (unaudited)


                                                                   Six Months Ending June 30,
                                                                 1998                    1997
                                                          -------------------     -------------------
Revenues:

Consulting revenues.......................................    $  33,094,798           $  31,764,708
Cost of services..........................................       21,525,038              24,185,297
                                                          -------------------     -------------------
Gross profit..............................................       11,569,760               7,579,411
Merger and related costs..................................          356,000                       -
Selling, general and administrative expenses..............        5,634,598               6,315,643
Stock and stock option compensation.......................        2,595,200                       -
                                                          -------------------     -------------------
Income from operations....................................        2,983,962               1,263,768
   Other income (expense), net............................        (195,894)               (179,305)
                                                          -------------------     -------------------
Income before income tax expense..........................        2,788,068               1,084,463
Income tax expense........................................        2,213,130  (1)            531,924
                                                          -------------------     -------------------
Net income................................................   $      574,938          $      552,539
                                                          ===================     ===================
Net income per share:
   Basic and diluted......................................   $         0.11          $         0.13
                                                          ===================     ===================
Weighted average shares outstanding:
   Basic and diluted......................................        5,189,111               4,374,056
                                                          ===================     ===================

                 See accompanying notes to financial statements








                    Putnam, Hayes & Bartlett, Inc. and Subsidiaries
                    Consolidated Statements of Cashflows (unaudited)


                                                                        Six Months Ending June 30,
                                                                        1998                 1997
                                                                  ------------------  -------------------
Operating activities

Net income .......................................................  $    574,938        $      552,539

   Adjustments to reconcile net income to net cash provided by (used in) operating activities:

     Depreciation and amortization................................         547,269             379,818
     Deferred income taxes........................................       2,204,271             531,924
     Provision for doubtful accounts..............................       2,338,875           1,331,651
     Deferred rent................................................          43,453            (12,439)
     Deferred compensation........................................          96,162              17,553

     Changes in operating assets and liabilities:
       Accounts receivable........................................     (6,961,607)         (5,323,407)
       Prepaid expenses and other assets..........................       (534,343)              38,370
       Accounts payable and accrued expenses......................        (31,635)             411,238
       Accrued compensation and benefits..........................       1,047,724           5,175,509
       Billings in excess of cost.................................         580,591             512,617
                                                                  ------------------  -------------------
Net cash (used in) provided by operating activities...............        (94,302)           3,615,373
                                                                  ------------------  -------------------

Investing activities

     Investment in equipment and improvements.....................       (974,376)           (386,768)
     Decrease in deposits.........................................          14,090              28,396
     Cash surrender value of life insurance.......................         (5,079)                   -
     Amounts received in connection with liquidation of
       subsidiary................................................          487,785           1,108,675

                                                                  ------------------  -------------------
Net cash (used in) provided by investing activities..............        (477,580)             750,303
                                                                  ------------------  -------------------

Financing activities

     Bank line of credit..........................................     (1,500,000)         (1,400,000)
     Purchase of  treasury stock..................................        (31,600)                   -
     Payments of long-term debt...................................        (10,314)            (50,593)
     Sale of common stock.........................................       2,705,800                   -
     Sale of common stock receivable..............................         276,500              88,500
                                                                  ------------------  -------------------
Net cash provided by (used in) financing activities...............       1,440,386         (1,362,093)
                                                                  ------------------  -------------------

Effect of exchange rate changes on cash...........................        (43,157)              19,641
                                                                  ------------------  -------------------
Net increase in cash and cash equivalents.........................         825,347           3,023,224

Cash and cash equivalents, beginning of period....................       1,070,209           1,107,299
                                                                  ==================  ===================
Cash and cash equivalents, end of period..........................  $    1,895,556    $      4,130,523
                                                                  ==================  ===================

                 See accompanying notes to financial statements



                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries
             Notes to Consolidated Financial Statements (Unaudited)


1. Tax Provision

     The stock and stock option compensation expense results in a non-cash, non-tax deductible charge calculating the difference between the fair value of the Company's stock and the book value of shares issued during the period. Accordingly, this expense results in a significant permanent tax difference that causes PHB's effective tax rate in 1998 to be substantially higher than the statutory rates in effect at that time.

(B) Pro Forma Financial Information

Basis of Presentation

     The following unaudited pro forma combined consolidated financial statements reflect the business combination between Hagler Bailly and PHB accounted for on a pooling-of-interests basis. These statements are presented as if the merger occurred on January 1, 1997, and are based on, and should be read in conjunction with, the respective historical consolidated financial statements and notes thereto of Hagler Bailly and PHB, which are included in this Current Report 8-K or incorporated by reference in this filing.

     For purposes of the preparation of the unaudited pro forma combined consolidated balance sheet, no estimate is used for the sum of the merger and related costs (which is approximately $2.0 million through September 30, 1998), no estimate is used for the sum of dissenters' rights (which is approximately $965,000), and no deferred tax benefit relating to these expenses are included.

     For the purposes of the preparation of the unaudited pro forma combined consolidated statement of operations, no estimate is used for subcontract work between Hagler Bailly and PHB prior to the merger because it was deemed to be immaterial.

     The unaudited pro forma combined consolidated financial statements have been prepared by the Company's management and are presented for illustrative purposes only. They are not necessarily indicative of the operating results or financial position that would have been achieved had the Merger been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results of the Company. The pro forma combined consolidated financial information does not give effect to any cost savings that may result from the integration of Hagler Bailly's and PHB's operations.



                                                          Hagler Bailly, Inc.
                                             Pro Forma Combined Consolidated Balance Sheet
                                                             June 30, 1998
                                                                                            Pro Forma             Pro Forma
Assets                                              Hagler Bailly           PHB            Adjustments             Combined
                                                    -------------      -------------      -------------         -------------
Current assets:

  Cash and cash equivalents.......................$     5,506,845    $     1,895,556      $           -       $     7,402,401
  Investments.....................................      7,327,614                  -                  -             7,327,614
  Accounts receivable, net........................     39,683,625         22,561,665                  -            62,245,290
  Note receivable.................................      1,000,000                  -                  -             1,000,000
  Prepaid expenses................................      3,765,808          1,278,626                  -             5,044,434
  Other current assets............................        696,240                  -                  -               696,240
                                                    -------------      -------------      -------------         -------------
  Total current assets............................     57,980,132         25,735,847                  -            83,715,979

  Property and equipment, net ....................      3,466,431          2,988,716                  -             6,455,147
  Software development costs, net.................      2,474,319                  -                  -             2,474,319
  Intangible assets, net..........................      9,245,391                  -                  -             9,245,391
  Other assets....................................      1,167,506            299,091                  -             1,466,597
                                                    -------------      -------------      -------------         -------------
Total assets......................................$    74,333,779       $  29,023,654   $             -        $  103,357,433
                                                    =============      =============      =============         =============

Liabilities and stockholders' equity

Current liabilities:

  Bank line of credit ............................$       239,790       $               $             -        $      239,790
  Accounts payable and accrued expenses...........      6,175,979          2,826,660                  -             9,002,639
  Accrued compensation and benefits...............      4,158,829          9,338,716                  -            13,497,545
  Billings in excess of cost......................      1,061,812          1,932,219                  -             2,994,031
  Current portion of long-term debt ..............        208,488            146,950                  -               355,438
  Deferred income taxes ..........................        887,210            938,049                  -             1,825,259
  Other current liabilities.......................         98,745                  -                  -                98,745
                                                    -------------      -------------      -------------         -------------
  Total current liabilities.......................     12,830,853         15,182,594                  -            28,013,447

  Long-term debt, net of current portion .........              -            274,096                  -               274,096
  Deferred rent...................................              -          1,151,960                  -             1,151,960
  Deferred income taxes...........................              -          1,753,589                  -             1,753,589
  Deferred compensation...........................              -          3,650,820                  -             3,650,820
                                                    -------------      -------------      -------------         -------------
Total liabilities.................................     12,830,853         22,013,059                  -            34,843,912

Stockholders' equity :

  Common stock, $.01 par value, 8,000,000 shares
  authorized 5,620,000 issued, 5,172,500
  outstanding.....................................              -             56,200           (56,200)(1)                  -

  Common stock, $.01 par value,
  20,000,000 shares authorized 9,606,579
  issued and outstanding as of June 30, 1998,
  and 6,548,953 additional shares for the business
  combination.....................................         96,066                  -             65,490(1)            161,556

  Additional capital..............................     54,889,128         15,918,487          (567,815)(1)         70,239,800
  Subscriptions received for common stock.........              -          (189,600)            189,600(1)                  -
  Retained earnings (deficit).....................      6,713,696        (8,377,635)                 -            (1,663,939)
  Foreign currency translation....................      (195,964)           (27,932)                 -              (223,896)
  Less cost of shares held in treasury;
    687,500 shares as of June 30, 1998............              -          (368,925)            368,925(1)                  -

                                                    -------------      -------------      -------------         -------------
Total stockholders' equity........................     61,502,926          7,010,595                  -            68,513,521
                                                    -------------      -------------      -------------         -------------
Total liabilities and stockholders' equity........  $  74,333,779      $  29,023,654      $           -         $ 103,357,433
                                                    =============      =============      =============         =============

            See accompanying notes to pro forma financial statements






                                                           Hagler Bailly, Inc.
                                        Pro Forma Combined Consolidated Statement of Operations
                                                For the Six Months Ending June 30, 1998

                                                                        Historical                    Pro Forma          Pro Forma
                                                         -----------------------------------------
                                                            Hagler Bailly            PHB             Adjustments         Combined
Revenues:
   Consulting revenues.................................      $ 50,043,272        $ 33,094,798     $                     $ 83,138,070
   Other revenues......................................         2,454,237                   -                    -         2,454,237
                                                         ---------------------------------------------------------------------------
Total revenues.........................................        52,497,509          33,094,798                    -        85,592,307
Cost of services.......................................        40,156,548          21,525,038                    -        61,681,586
                                                         ---------------------------------------------------------------------------
Gross profit...........................................        12,340,961          11,569,760                    -        23,910,721
Merger and related costs...............................         1,362,930             356,000                    -         1,718,930
Selling, general and administrative expenses...........         5,758,265           5,634,598                    -        11,392,863
Stock and stock option compensation....................                 -           2,595,200                    -         2,595,200
                                                         ---------------------------------------------------------------------------
Income from operations.................................         5,219,766           2,983,962                    -         8,203,728
   Other income (expense), net.........................           117,348            (195,894)                   -          (78,546)
                                                         ---------------------------------------------------------------------------
Income before income tax expense.......................         5,337,114           2,788,068                    -         8,125,182
Income tax expense.....................................         2,081,319           2,213,130                    -         4,294,449
                                                         ---------------------------------------------------------------------------
Net income.............................................      $  3,255,795        $    574,938     $              -      $  3,830,733
                                                         ===========================================================================
                                                         ===========================================================================

Net income per share  (2)
   Basic ..............................................      $       0.36        $       0.11     $              -      $       0.25
   Diluted.............................................      $       0.33        $       0.11     $              -      $       0.23

Weighted average shares outstanding:
   Basic...............................................         9,028,838           5,189,111                             15,598,821
   Diluted.............................................         9,844,817           5,189,111                             16,414,800



            See accompanying notes to pro forma financial statements







                                                          Hagler Bailly, Inc.
                                        Pro Forma Combined Consolidated Statement of Operations
                                                For the Six Months Ending June 30, 1997

                                                                        Historical                    Pro Forma          Pro Forma
                                                         -----------------------------------------    Adjustments        Combined
                                                            Hagler Bailly            PHB
Revenues:
   Consulting revenues...................................   $  45,459,241       $  31,764,708     $              -      $ 77,223,949
   Other revenues........................................         785,521                   -                    -           785,521
                                                         ---------------------------------------------------------------------------
Total revenues...........................................      46,244,762          31,764,708                    -        78,009,470
Cost of services.........................................      35,015,935          24,185,297                    -        59,201,232
                                                         ---------------------------------------------------------------------------
Gross profit.............................................      11,228,827           7,579,411                    -        18,808,238
Merger and related costs.................................               -                   -                    -                 -
Selling, general and administrative expenses.............       5,490,660           6,315,643                    -        11,806,303
Stock and stock option compensation......................          64,869                   -                    -            64,869
                                                         ---------------------------------------------------------------------------
Income from operations...................................       5,673,298           1,263,768                    -         6,937,066
Other income (expense), net..............................       (446,804)           (179,305)                    -         (626,109)
                                                         ---------------------------------------------------------------------------
Income before income tax expense.........................       5,226,494           1,084,463                    -         6,310,957
Income tax expense.......................................       2,310,560             531,924                    -         2,842,484
                                                         ---------------------------------------------------------------------------
Net income before extraordinary gain.....................    $  2,915,934        $    552,539     $              -      $  3,468,473
Extraordinary gain, net of income tax expense............         737,709                   -                    -           737,709
                                                         ---------------------------------------------------------------------------
Net income...............................................    $  3,653,643        $    552,539     $              -      $  4,206,182
                                                         ===========================================================================

Net income per share (2) Basic:
     Net income before extraordinary gain................ $          0.46     $          0.13     $               -  $          0.29
     Extraordinary gain, net of income tax expense.......            0.12                   -                     -             0.06
     Net income..........................................            0.58                0.13                     -             0.35
Diluted:
     Net income before extraordinary gain................ $          0.41     $          0.13     $               -  $          0.27
     Extraordinary gain, net of income tax expense.......            0.10                   -                     -             0.06
     Net income..........................................            0.51                0.13                     -             0.33

Weighted average shares outstanding:
   Basic.................................................       6,342,627           4,374,056                             11,880,661
   Diluted...............................................       7,138,113           4,374,056                             12,676,147


            See accompanying notes to pro forma financial statements


                               Hagler Bailly, Inc.
                     Notes to Pro Forma Financial Statements


1. Unaudited Pro Forma Condensed Consolidated Balance Sheet

     Common stock as been adjusted to reflect the exchange rate of the actual merger (5,172,500 shares of PHB common stock for 6,548,953 shares of Hagler
Bailly common stock, or approximately 1.27). Adjustments to additional paid-in-capital are limited to that necessary to offset the adjustments to the par value of common stock.

2. Unaudited Pro Forma Condensed Consolidated Statement of Operations

     Pro forma net income per share is computed by dividing pro forma net income by the sum of Hagler Bailly's historical weighted average shares outstanding and PHB's historical weighted average shares outstanding after the merger conversion ratio of approximately 1.27 Hagler Bailly shares for each share of PHB.

Item 5. Other Events - Optional Pro Forma Combined Consolidated
                       Statements of Operations


Basis of Presentation

     The following unaudited optional pro forma combined consolidated statements of operations were prepared by management to reflect the business combination between the Company and PHB accounted for on a pooling-of-interests basis. These statements are presented as if the merger occurred on January 1, 1997, and are based on, and should be read in conjunction with, the respective historical consolidated financial statements and notes thereto of the Company and PHB, which are included or incorporated by reference in this Current Report 8-K.

     For the purposes of the preparation of the unaudited optional pro forma combined consolidated statements of operations, no estimate is used for subcontract work between the Company and PHB prior to the merger because it was deemed to be immaterial.

     These pro forma statements have been prepared by the Company's management and are presented for illustrative purposes only. They are not necessarily indicative of the operating results or financial position that would have been achieved had the merger been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results of the Company. The financial information does not give effect to any cost savings that may result from the integration of the Company's and PHB's operations.



                                                          Hagler Bailly, Inc.
                                   Optional Pro Forma Combined Consolidated Statement of Operations
                                                 For the Quarter Ending March 31, 1997


                                                                     Historical                   Pro Forma            Pro Forma
                                                         ---------------------------------------  Adjustments          Combined
                                                           Hagler Bailly            PHB
Revenues:
   Consulting revenues.................................      $ 21,102,753        $ 16,021,616   $              -        $ 37,124,369
   Other revenues......................................           242,811                   -                  -             242,811
                                                            ------------------------------------------------------------------------
Total revenues.........................................        21,345,564          16,021,616                  -          37,367,180
Cost of services.......................................        16,402,747          12,281,079                  -          28,683,826
                                                            ------------------------------------------------------------------------
Gross profit...........................................         4,942,817           3,740,537                  -           8,683,354
Merger and related costs...............................                 -                   -                  -                   -
Selling, general and administrative expenses...........         2,513,868           3,018,578                  -           5,532,446
Stock and stock option compensation....................            64,869                   -                  -              64,869
                                                            ------------------------------------------------------------------------
Income from operations.................................         2,364,080             721,959                  -           3,086,039
   Other expense.......................................         (294,318)            (46,311)                  -           (340,629)
                                                            ------------------------------------------------------------------------
Income before income tax expense.......................         2,069,762             675,648                  -           2,745,410
Income tax expense.....................................           804,036             320,796                  -           1,124,832
                                                            ------------------------------------------------------------------------
Net income.............................................      $  1,265,726       $     354,852   $              -        $  1,620,578
                                                            ========================================================================

Net income per share  (1)
   Basic...............................................      $       0.21       $        0.09   $              -        $       0.14
   Diluted.............................................      $       0.17       $        0.09   $              -        $       0.13

Weighted average shares outstanding:
   Basic...............................................         6,139,296           4,160,950                             11,407,516
   Diluted.............................................         7,247,396           4,160,950                             12,515,616




See accompanying notes to optional unaudited pro forma condensed consolidated statements of operations.







                                                          Hagler Bailly, Inc.
                                   Optional Pro Forma Combined Consolidated Statement of Operations
                                                 For the Quarter Ending June 30, 1997

                                                                    Historical                   Pro Forma                Pro Forma
                                                      ---------------------------------------    Adjustments              Combined
                                                        Hagler Bailly              PHB
Revenues:
   Consulting revenues..............................      $ 24,356,488        $ 15,743,092   $                        $   40,099,580
   Other revenues...................................           542,710                   -                  -                542,710
                                                            ------------------------------------------------------------------------
Total revenues......................................        24,899,198          15,743,092                  -             40,642,290
Cost of services....................................        18,613,188          11,904,218                  -             30,517,406
                                                            ------------------------------------------------------------------------
Gross profit........................................         6,286,010           3,838,874                  -             10,124,884
Merger and related costs............................                 -                   -                  -                      -
Selling, general and administrative expenses........         2,976,792           3,297,065                  -              6,273,857
Stock and stock option compensation.................                 -                   -                  -                      -
                                                            ------------------------------------------------------------------------
Income from operations..............................         3,309,218             541,809                  -              3,851,027
  Other expense.....................................         (152,486)           (132,994)                  -              (285,480)
                                                            ------------------------------------------------------------------------
Income before income tax expense....................         3,156,732             408,815                  -              3,565,547
Income tax expense..................................         1,506,524             211,128                  -              1,717,652
                                                            ------------------------------------------------------------------------
Net income before extraordinary gain................         1,650,208             197,687                  -              1,847,895
Extraordinary gain, net of income tax expense.......           737,709                   -                  -                737,709
                                                            ------------------------------------------------------------------------
Net income..........................................      $  2,387,917        $    197,687   $              -         $    2,585,604
                                                            ========================================================================

Net income per share (1) Basic:
     Net income before extraordinary gain...........      $       0.25        $       0.05   $              -         $         0.15
     Extraordinary gain.............................      $       0.11        $          -   $              -         $         0.06
     Net income.....................................      $       0.36        $       0.05   $              -         $         0.21
   Diluted:
     Net income before extraordinary gain...........      $       0.23        $       0.05   $              -         $         0.14
     Extraordinary gain.............................      $       0.10        $          -   $              -         $         0.06
     Net income.....................................      $       0.33        $       0.05   $              -         $         0.20

Weighted average shares outstanding:
   Basic............................................         6,550,873           4,365,611                                12,078,216
   Diluted..........................................         7,236,602           4,365,611                                12,763,945





See accompanying notes to optional unaudited pro forma condensed consolidated statements of operations.





                                                          Hagler Bailly, Inc.
                                   Optional Pro Forma Combined Consolidated Statement of Operations
                                               For the Quarter Ending September 30, 1997

                                                                    Historical                   Pro Forma               Pro Forma
                                                      ---------------------------------------    Adjustments             Combined
                                                        Hagler Bailly            PHB
Revenues:
   Consulting revenues................................    $ 26,106,068       $  16,335,332   $              -           $ 42,441,400
   Other  revenues....................................         910,954                   -                  -                910,954
                                                          --------------------------------------------------------------------------
Total revenues........................................      27,017,022          16,335,332                  -             43,352,354
Cost of services......................................      20,852,476          12,593,503                  -             33,445,979
                                                          --------------------------------------------------------------------------
Gross profit..........................................       6,164,546           3,741,829                  -              9,906,375
Merger and related costs.............................                -                   -                  -                      -
Selling, general and administrative expenses..........       3,383,911           3,406,684                  -              6,790,595
Stock and stock option compensation...................               -                   -                  -                      -
                                                          --------------------------------------------------------------------------
Income from operations................................       2,780,635             335,145                  -              3,115,780
  Other income (expense), net.........................         270,049             (53,016)                 -                217,033
                                                          --------------------------------------------------------------------------
Income before income tax expense......................       3,050,684             282,129                  -              3,332,813
Income tax expense....................................         991,125             159,060                  -              1,150,185
                                                          --------------------------------------------------------------------------
Net income before extraordinary gain..................       2,059,559             123,069                  -              2,182,628
Extraordinary gain, net of income tax expense.........          22,943                   -                  -                 22,943
                                                          --------------------------------------------------------------------------
Net income............................................    $  2,082,502       $     123,069   $              -           $  2,205,571
                                                          ==========================================================================

Net income per share (1) Basic:
     Net income before extraordinary gain.............    $       0.23       $        0.03   $              -           $       0.15
     Extraordinary gain...............................    $          -       $           -   $              -           $          -
     Net income.......................................    $       0.23       $        0.03   $              -           $       0.15
   Diluted:
     Net income before extraordinary gain.............    $       0.21       $        0.03   $              -           $       0.14
     Extraordinary gain...............................    $          -       $           -   $              -           $          -
     Net income.......................................    $       0.21       $        0.03   $              -           $       0.14

Weighted average shares outstanding:
   Basic..............................................       8,955,524           4,467,167                                14,611,448
   Diluted............................................       9,783,690           4,467,167                                15,439,614





See accompanying notes to optional unaudited pro forma condensed consolidated statements of operations.



                                                          Hagler Bailly, Inc.
                                   Optional Pro Forma Combined Consolidated Statement of Operations
                                               For the Quarter Ending December 31, 1997

                                                                    Historical                   Pro Forma               Pro Forma
                                                      ---------------------------------------    Adjustments             Combined
                                                        Hagler Bailly            PHB
Revenues:
   Consulting revenues................................    $ 24,493,468        $ 14,707,595   $              -           $ 39,201,063
   Other revenues.....................................          52,497                   -                  -                 52,497
                                                          --------------------------------------------------------------------------
Total revenues........................................      24,545,965          14,707,595                  -             39,253,560
Cost of services......................................      17,238,231          10,700,212                  -             27,938,443
                                                          --------------------------------------------------------------------------
Gross profit..........................................       7,307,734           4,007,383                  -             11,315,117
Merger and related costs..............................       1,235,000                   -                  -              1,235,000
Liquidation of subsidiary.............................               -             328,070                  -                328,070
Selling, general and administrative expenses..........       3,791,062           4,480,426                  -              8,271,488
Stock and stock option compensation...................          15,000           9,884,800                  -              9,899,800
                                                          --------------------------------------------------------------------------
Income (loss) from operations.........................       2,266,672        (10,685,913)                  -            (8,419,241)
Other income (expense), net...........................          50,214            (41,152)                  -                 9,062
                                                          --------------------------------------------------------------------------
Income (loss) before income tax expense...............       2,316,886        (10,727,065)                  -            (8,410,179)
Income tax expense (benefit)..........................       1,551,690            (85,066)                  -             1,466,624
                                                          --------------------------------------------------------------------------
Net income (loss) before extraordinary gain...........         765,196        (10,641,999)                  -            (9,876,803)
Extraordinary gain, net of income tax expense.........       1,574,946                   -                  -             1,574,946
                                                          --------------------------------------------------------------------------
Net income (loss).....................................    $  2,340,142       $(10,641,999)   $              -           $(8,301,857)
                                                          ==========================================================================

Net income per share (1) Basic:
     Net income (loss) before extraordinary gain......    $       0.08       $      (2.24)   $              -           $     (0.66)
     Extraordinary gain...............................    $       0.17       $           -   $              -           $       0.10
     Net income (loss)................................    $       0.26       $      (2.24)   $              -           $     (0.55)
   Diluted:
     Net income (loss) before extraordinary gain......    $       0.08       $      (2.24)   $              -           $     (0.62)
     Extraordinary gain...............................    $       0.16       $           -   $              -           $       0.10
     Net income (loss)................................    $       0.24       $      (2.24)   $              -           $     (0.52)

Weighted average shares outstanding:
   Basic..............................................       9,031,637           4,751,167                                15,047,136
   Diluted............................................       9,868,310           4,751,167                                15,883,809




See accompanying notes to optional unaudited pro forma condensed consolidated statements of operations.




                                                          Hagler Bailly, Inc.
                                   Optional Pro Forma Combined Consolidated Statement of Operations
                                                 For the Quarter Ending March 31, 1998

                                                                    Historical                   Pro Forma               Pro Forma
                                                      ---------------------------------------    Adjustments             Combined
                                                        Hagler Bailly              PHB
Revenues:
   Consulting revenues................................    $ 22,327,078        $ 15,603,875   $                          $ 37,930,953
   Other revenues.....................................       1,315,142                   -                  -              1,315,142
                                                          --------------------------------------------------------------------------
Total revenues........................................      23,642,220          15,603,875                  -             39,246,095
Cost of services......................................      18,754,380          10,013,364                  -             28,767,744
                                                          --------------------------------------------------------------------------
Gross profit..........................................       4,887,840           5,590,511                  -             10,478,351
Merger and related costs..............................         367,258                   -                  -                367,258
Liquidation of subsidiary.............................               -                   -                  -                      -
Selling, general and administrative expenses..........       1,935,430           2,948,477                  -              4,883,907
Stock and stock option compensation...................               -           2,164,800                  -              2,164,800
                                                          --------------------------------------------------------------------------
Income from operations................................       2,585,152             477,234                  -              3,062,386
Other income (expense), net...........................          34,289            (81,931)                  -               (47,642)
                                                          --------------------------------------------------------------------------
Income before income tax expense......................       2,619,441             395,303                  -              3,014,744
Income tax expense....................................       1,021,426           1,052,263                  -              2,073,689
                                                          --------------------------------------------------------------------------
Net income (loss).....................................    $  1,598,015       $   (656,960)   $              -           $    941,055
                                                          ==========================================================================

Net income (loss) per share  (1)
   Basic..............................................    $       0.18       $      (0.13)   $              -           $       0.06
   Diluted............................................    $       0.16       $      (0.13)   $              -           $       0.06

Weighted average shares outstanding:
   Basic..............................................       9,053,394           5,174,722                                15,605,160
   Diluted............................................       9,864,801           5,174,722                                16,416,567




See accompanying notes to optional unaudited pro forma condensed consolidated statements of operations.





                                                          Hagler Bailly, Inc.
                                   Optional Pro Forma Combined Consolidated Statement of Operations
                                                 For the Quarter Ending June 30, 1998


                                                                    Historical                   Pro Forma           Pro Forma
                                                      ---------------------------------------    Adjustments          Combined
                                                        Hagler Bailly            PHB
Revenues:
   Consulting revenues................................    $ 27,716,194        $ 17,490,923   $              -           $ 45,207,117
   Other revenues.....................................       1,139,095                   -                  -              1,139,095
                                                          --------------------------------------------------------------------------
Total revenues........................................      28,855,289          17,490,923                  -             46,346,212
Cost of services......................................      21,402,167          11,511,674                  -             32,913,841
                                                          --------------------------------------------------------------------------
Gross profit..........................................       7,453,122           5,979,249                  -             13,432,371
Merger and related costs..............................         995,672             356,000                  -              1,351,672
Liquidation of subsidiary.............................               -                   -                  -                      -
Selling, general and administrative expenses..........       3,822,835           2,686,121                  -              6,508,956
Stock and stock option compensation...................               -             430,400                  -                430,400
                                                          --------------------------------------------------------------------------
Income from operations................................       2,634,615           2,506,728                  -              5,141,343
Other income (expense), net...........................          83,059           (113,963)                  -               (30,904)
                                                          --------------------------------------------------------------------------
Income before income tax expense......................       2,717,674           2,392,765                  -              5,110,439
Income tax expense....................................       1,059,893           1,160,867                  -              2,220,760
                                                          --------------------------------------------------------------------------
Net income............................................    $  1,657,781       $   1,231,898   $              -           $  2,889,679
                                                          ==========================================================================

Net income per share  (1)
   Basic..............................................    $       0.18       $        0.24   $              -           $       0.18
   Diluted............................................    $       0.17       $        0.24   $              -           $       0.17

Weighted average shares outstanding:
   Basic..............................................       9,188,013           5,204,500                                15,777,482
   Diluted............................................      10,029,667           5,204,500                                16,619,136


See accompanying notes to optional unaudited pro forma condensed consolidated statement of operations.


                               Hagler Bailly, Inc.
                Notes to Optional Pro Forma Combined Consolidated
                            Statements of Operations

1. Optional Unaudited Pro Forma Condensed Consolidated Statements of Operation

     Pro forma net income per share is computed by dividing pro forma net income by the sum of the Company's historical weighted average shares outstanding and PHB's historical weighted average shares outstanding after the merger conversion ratio of approximately 1.27 Hagler Bailly shares for each share of PHB.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HAGLER BAILLY, INC.
                                  (Registrant)


Date:  November 13, 1998     By:  /s/ Glenn J. Dozier
                             ------------------------
                             Glenn J. Dozier
                             Chief Financial Officer